March 10, 2000

                 GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

                           SUPPLEMENT TO PROSPECTUS
                            DATED FEBRUARY 1, 2000

THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS:

     Shares acquired by purchase or exchange after May 9, 2000, and redeemed or exchanged less than 30 days after they are acquired, will be subject to a redemption fee of 0.10% of the value of the shares redeemed or exchanged. The redemption fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 30 day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest.

      No  redemption fee will be charged on the redemption or exchange of shares
(1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.

                                                                       131s0300



                                              March 10, 2000



                 GENERAL CALIFORNIA MUNICIPAL BOND FUND, INC.

               Supplement to Statement of Additional Information
                             Dated February 1, 2000

     The following information supplements or replaces any contrary information contained in the section of the Fund's Statement of Additional Information entitled "How to Redeem Shares":

     Shares acquired by purchase or exchange after May 9, 2000, and redeemed or exchanged less than 30 days after they are acquired, will be subject to a redemption fee of 0.10% of the value of the shares redeemed or exchanged. The redemption fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 30 day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest.

     No redemption  fee will be charged on the  redemption or exchange of shares
(1) through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation's networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.